Exhibit 10.1

                           PURCHASE AND SALE AGREEMENT
         THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made October 21, 2003 by and between GP Strategies Corporation, a Delaware corporation ("Purchaser"), and ManTech International Corporation, a Delaware corporation ("Seller").

         The parties agree as follows:

         1. Purchase and Sale. Purchaser agrees to purchase from Seller, and Seller agrees to sell to Purchaser, (a) 3,426,699 shares (the "GSE Shares") of common stock of GSE Systems, Inc., a Delaware corporation ("GSE"), and (b) a subordinated promissory note (the "GSE Note", together with the GSE Shares, the "GSE Securities") of GSE payable to the order of Seller in the original principal amount of $1,000,000, of which $650,000 shall be outstanding when it is sold to Purchaser, for an aggregate purchase price (the "Purchase Price") equal to the sum of $5,250,955.

         2. Payment of Purchase Price.Purchaser shall pay the Purchase Price by delivery at the Closing (as defined below) of a promissory note of Purchaser substantially in the form attached as Exhibit A (the "GPX Note").

         3. Purchaser's Representations. As a material inducement to Seller to enter into and perform its obligations under this Agreement, Purchaser represents and warrants to Seller as follows:

                  (a) Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or use of its assets requires such qualification.

                  (b) Authorization. The execution and delivery of this Agreement and the GPX Note, and the performance of the transactions contemplated hereby, (i) have been duly authorized and approved by all necessary corporate action of Purchaser, including, but not limited to, approval by the directors of Purchaser in accordance with Purchaser's governing documents, and (ii) do not and will not (A) conflict with, or violate any provision of, any law having applicability to Purchaser or any of its assets or any provision of the certificate of incorporation or bylaws of Purchaser, (B) subject to obtaining the consent of Purchaser's lenders, conflict with, or result in any breach of, or constitute a default under, any agreement to which Purchaser is a party or by which it or any of its assets may be bound, or (C) subject to obtaining the consent of Purchaser's lenders, result in or require the creation, imposition or acceleration of any indebtedness, or of any encumbrance of any nature upon, or with respect to, Purchaser or any of its assets now owned.

                  (c) Binding Obligation. This Agreement, the GPX Note and each document to be executed by Purchaser pursuant hereto constitute valid and binding obligations of Purchaser, enforceable in accordance with their terms, except to the extent that such enforcement may be limited

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         by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights as from time to time in effect.

                  (d) Finders or Brokers. Purchaser is not party to any agreement with any agent, broker, investment banker or other third party, or in any way obligated to any agent, broker, investment banker or other third party, for any commissions or fees in connection with the origin, negotiation, execution or performance of this Agreement or any of the transactions contemplated herein.

                  (e) Investment Representations.

                                    (i) Purchaser is aware of the business
                  affairs and financial condition of GSE and has acquired sufficient information about GSE to reach an informed and knowledgeable decision to acquire the GSE Securities. Purchaser is purchasing the GSE Securities for investment and for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended ("Securities Act").

                                    (ii) Purchaser understands that the GSE
                  Shares have not been registered under the Securities Act and are being sold to Purchaser in reliance upon the exemption from such registration provided by Section 4(1) of the Securities Act. Purchaser hereby confirms that it has been informed that the GSE Shares are restricted securities under the Securities Act and may not be resold or transferred unless the GSE Shares are first registered under the Federal securities laws and any applicable state securities law or an exemption from such registration is available.

                                    (iii) Purchaser further acknowledges and
                  understands that GSE is under no obligation to register under the Securities Act the resale of the GSE Shares. Purchaser understands that the certificate(s) evidencing the GSE Shares will be imprinted with a legend substantially in the form as set forth below which prohibits the transfer of the GSE Shares unless the sale of such shares has been so registered or such registration is not required in the opinion of counsel satisfactory to the GSE.
                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED

                  FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

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         4. Seller's Representations. As a material inducement to Purchaser to enter into and perform its obligations under this Agreement, Seller represents and warrants to Purchaser as follows:

                  (a) Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or use of its assets requires such qualification.

                  (b) Authorization. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby
         (i) have been duly authorized and approved by all necessary corporate action of Seller, including, but not limited to, approval by the directors of Seller in accordance with Seller's governing documents, and (ii) do not and will not (A) conflict with, or violate any provision of, any law having applicability to Seller or any of its assets or any provision of the certificate of incorporation or bylaws of Seller, (B) conflict with, or result in any breach of, or constitute a default under, the GSE Note or any agreement to which Seller is a party or by which it or any of its assets may be bound, or (C) result in or require the creation, imposition or acceleration of any indebtedness, or of any encumbrance of any nature upon, or with respect to, Seller or any assets now owned.

                  (c) Title. Seller beneficially owns and has the unrestricted right (other than as such right may be restricted by the Securities Act or any applicable state securities laws) to transfer the GSE Securities, subject to obtaining a lien release from Seller's lenders, which shall be obtained at or prior to Closing, free and clear of all liens, security interests, pledges, stockholder agreements, voting trusts, claims, charges and other encumbrances (collectively, "Liens"). Upon completion of the Closing, Purchaser will be the legal and beneficial owner of the GSE Shares and GSE Note, free and clear of all Liens.
                  (d) Binding Obligation. This Agreement and each document to be executed by Seller pursuant hereto constitute a valid and binding obligation of Seller, enforceable in accordance with their terms except to the extent that such enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights as from time to time in effect.

                  (e) GSE Shares and GSE Note. Each of the GSE Shares is validly authorized, validly issued, fully paid, and nonassessable, and has not been issued and is not owned or held in violation of any preemptive right of stockholders. The GSE Note constitutes, and after its transfer to Purchaser will constitute, a valid and binding obligation of GSE, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights as from time to time in effect, (ii) any GSE lender approvals or requirements. The outstanding principal amount of the GSE Note immediately after the Closing will be $650,000.

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                  (f) Finders or Brokers. Seller is not party to any agreement with any agent, broker, investment banker or other third party, or in any way obligated to any agent, broker, investment banker or other third party, for any commissions or fees in connection with the origin, negotiation, execution or performance of this Agreement or any of the transactions contemplated herein.

                  (g) Investment Representations.

                                    (i) Seller is aware of the business affairs
                  and financial condition of Purchaser and has acquired sufficient information about Purchaser to reach an informed and knowledgeable decision to acquire the GPX Note. Seller is purchasing the GPX Note for investment and for Seller's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended ("Securities Act").

                                   (ii) Seller understands that the GPX Note
                  has not been registered under the Securities Act and is being sold to Seller in reliance upon the exemption from such registration provided by Section 4(2) of the Securities Act. Seller hereby confirms that it has been informed that the GPX Note and the shares of common stock of Purchaser issuable upon conversion of the GPX Note (the "GPX Shares") are restricted securities under the Securities Act and may not be resold or transferred unless the GPX Note and GPX Shares are first registered under the Federal securities laws and any applicable state securities laws or an exemption from such registration is available.

                                    (iii) Seller further acknowledges and
                  understands that Purchaser is under no obligation to register under the Securities Act the resale of the GPX Note or, except as set forth in the GPX Note, the GPX Shares. Seller understands that the GPX Note and the certificate(s) evidencing the GPX Shares will be imprinted with a legend substantially in the form as set forth below which prohibits the transfer of the GPX Note and the GPX Shares unless the sale of such securities has been so registered or such registration is not required in the reasonable opinion of counsel reasonably satisfactory to the Purchaser.
                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

         5. Additional Covenants.

          (a) At the Closing, Seller and Purchaser agree to enter into an agreement substantially in the form set forth as Exhibit -------- B. -

          (b) Except as required by law or stock exchange regulation, neither Purchaser nor Seller may issue any public release announcing or describing the transaction contemplated by this Agreement without the other's review and approval of the release or announcement, provided, however, in no event shall such approval be unreasonably withheld, delayed or conditioned.

          (c) Seller agrees (and agrees to cause its affiliates) during the three-year period commencing on the Closing Date (as hereinafter defined) not to engage or have any interest, directly or indirectly, in the nuclear simulation or related training business (a "Competing Business").

          (d) Notwithstanding Section 5(c), Seller shall have the right to acquire a company (the "Acquired Company") with a Competing Business, provided that the revenues of the Competing Business constituted for the prior fiscal year, and constitute (on an annualized basis)at the time of such acquisition, less than the lesser of (i) 10% of the revenues of the Acquired Company and (ii) $20,000,000. If Seller acquires or proposes to acquire such an Acquired Company, the Purchaser shall have the one-time right and option to purchase the Competing Business, either from Seller or in place of Seller, as long as Purchaser provides Seller written notice thereof within thirty (30) days of Seller's public announcement of its intent to purchase the Acquired Company. If Seller does not receive notice from Purchaser of its option to purchase the Competing Business within the 30-day notice period, then Purchaser's one-time option hereunder expires and Seller may hold or dispose of the Competing Business in its sole and absolute discretion. Purchaser further agrees that in the event it exercises its one-time option to purchase the Competing Business, Purchaser shall complete its purchase of the Competing Business within sixty (60) days of its election to purchase. Notwithstanding the foregoing, in the reasonable option of Seller, in the event the exercise of Purchaser's option to purchase and/or the resulting completion of the sale of the Competing Business in any way disrupts or delays Seller's purchase and/or closing of the Acquired Company, upon written notice from Seller, Purchaser shall withdraw its option to purchase the Competing Business until after Seller publicly announces its completion of the purchase of the Acquired Company. Seller shall then have 30 days from the Seller's public announcement of its completed purchase of the Acquired Company to exercise its option to purchase.

         (e) The acquisition by Purchaser of the Competing Business pursuant to its option under Section 5(d) shall be on the same terms and conditions as Seller's acquisition of the Acquired Company, provided, however, that the purchase price of the Competing Business shall be equal to the product of (i) the purchase price paid or to be paid by Seller for the Acquired Company (including the Competing Business) and (ii) the percentage of the Acquired Company's revenues for the prior fiscal year that was generated by the Competing Business. Notwithstanding the foregoing, the purchase price shall also be reasonably adjusted for balance sheet differences.

          (f) Purchaser and Seller agree to execute and deliver or cause to be executed and delivered such additional instruments or documents as the other party hereto may reasonably request for the purpose of carrying out the intent of this Agreement.

          6. Conditions Precedent.

          (a) The obligations of Seller hereunder shall be subject to Seller having the right to convert the 39,000 shares of Series A Convertible Preferred Stock of GSE owned by Seller into 2,511,915 shares of common stock of GSE.

          (b) The obligations of Purchaser hereunder shall be subject to its receipt of the consent of its lenders to the transaction contemplated hereby, and the appointment by the Board of GSE of the additional nominees of Purchaser constituting half of the total number of directors of GSE then in office.

          (c) The obligations of Seller hereunder shall be subject to the receipt of the consent of its lenders to the transaction contemplated hereby.

          7. Closing.

          (a) The closing of the transactions (the "Closing") contemplated under this Agreement shall be held on the later to occur of (i) satisfaction of the conditions precedent as set forth in Section 6 herein and (ii) October 21, 2003 (the "Closing Date"), at such time and place as the parties shall agree. (b) At Closing, Seller shall deliver to Purchaser:

              (i) stock certificates representing the GSE Shares, properly endorsed for transfer to, or accompanied by a duly executed stock power in favor of, Purchaser;

              (ii)  the  GSE  Note  accompanied  by  duly  executed   assignment
              documents, if applicable; and (iii) an executed copy of the agreement substantially in the form set forth as Exhibit B.

              (c) At Closing, Purchaser shall deliver to Seller: (i) the duly executed GPX Note; and (ii) an executed copy of the agreement substantially in the form set forth as Exhibit B.

          (d) If the Closing shall not have occurred by November 15, 2003, either party may terminate this Agreement by notice to the other. Upon any termination of this Agreement pursuant to this Section 7(d), this Agreement shall become wholly void and of no further force or effect and neither of the parties shall have any liability or obligation to the other arising out of this Agreement except for any liability arising from a party's breach of this Agreement prior to such termination.

                  8. Indemnification.

     (a) Seller covenants and agrees to indemnify and hold harmless Purchaser and its directors, officers, employees and agents from and against all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of or relating to any claims incurred or sustained by Purchaser on account of any breach of any representation, warranty, covenant, or agreement of Seller contained in this Agreement.

     (b) Purchaser  covenants  and agrees to indemnify and hold harmless  Seller and its directors, officers, employees and agents from and against all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) arising from or relating to any claims incurred or sustained by Seller on account of any breach of any representation, warranty, covenant or agreement of Purchaser contained in this Agreement.

         9. Survival. The representations, warranties, covenants and agreements in this Agreement together with the indemnification provisions related thereto shall survive the Closing until all obligations under the GPX Note have been satisfied in full by repayment and/or conversion into GPX Stock, at which time they shall terminate and no claim shall thereafter be brought in respect of them; provided, however, that (a) such termination shall not affect any claim for breach of any representation or warranty if written notice thereof, in reasonable detail, has been given to the breaching party prior to such termination date (in such case, the survival period for the representation and warranty shall continue until the claim is fully resolved) and (b) the representations and warranties contained in Sections 4(c) and 4(e) together with the indemnification provisions related thereto shall survive the Closing without limitation and shall not terminate.

     10. General Provisions.

     (a) This Agreement shall be governed by the laws of the State of New York, without giving effect to conflict of law provisions. This Agreement represents the entire agreement between the parties with respect to the purchase of the GSE Securities by Purchaser and may only be modified or amended in writing signed by both parties.

     (b) Any notice, demand or request required or permitted to be given by either Seller or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or via nationally recognized overnight carrier at the address of the party set forth below or such other address as either party may request by notifying the other party in writing.

                  If to Purchaser, addressed to:

                           GP Strategies Corporation
                           777 Westchester Avenue
                           White Plains, NY 10604
                           Attention:  General Counsel

                  If to Seller, addressed to:

                           ManTech International Corporation
                           12015 Lee Jackson Highway
                           Fairfax, Virginia  22033-3300
                           Attention:  Office of General Counsel

     (c) The rights and obligations of each party under this Agreement may only be assigned with the prior written consent of the other and any purported transfer otherwise shall be null and void. Notwithstanding anything stated herein to the contrary, Purchaser agrees that all of Seller's right, title and interest in and to this Agreement has been, or will be collaterally assigned to its current and future lenders (currently Citizen's Bank of Pennsylvania, acting in its capacity as the administrative agent for the lender parties) which are parties to that certain Business Loan and Security Agreement dated December 17, 2001 (as the same has been and may be amended, modified, substituted or replaced from time to time) and Purchaser will continue to be bound by all the terms and provisions of this Agreement as it may relate to (or be enforced by) Seller's lenders as successors and assigns hereunder.

     (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted to both parties herein are cumulative and the assertion of a remedy shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     (e) Except as provided in Section 8, nothing herein contained will be deemed to create any third party beneficiaries or confer any benefit or rights on or to any person not a party hereto, and no person not a party hereto shall be entitled to enforce any provisions hereof or exercise any rights hereto.

     (f) Purchaser and Seller each acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to confer with such counsel with respect to all matters contained herein and that this Agreement, and any related documents or agreements, will not be construed against any one party merely because that party may have caused it to be prepared.

     (g) This Agreement may be executed by facsimile signature and in multiple counterparts, each to be an original and both of which taken together shall constitute one and the same document.

     (h) If any restriction contained in Section 5(c) shall be deemed to be invalid, illegal, or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby. If any clause, provision or section of this Agreement other than Section 5(c) shall be held illegal or invalid by any court, the illegality or invalidity of such clause, provision or section shall not affect the remainder of this Agreement which shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained in this Agreement. If any agreement or obligation contained in this Agreement is held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the respective party hereto only to the extent permitted by law.

     (i) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.





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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.



PURCHASER:                              SELLER:

GP Strategies Corporation               ManTech International Corporation




By:      /s/ Scott N. Greenberg        By:      /s/  John A. Moore, Jr.
Name:    Scott N. Greenberg                     Name: John A. Moore, Jr.
Title:   President and Chief                    Title: Executive Vice President
         Financial Officer


Witness/Attest                         Witness/Attest


/s/ Andrea D. Kantor
------------------------------------   -----------------------------------